UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2026

SOURCE CAPITAL

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

811-01731	95-2559370
(Commission File Number)	(I.R.S. Employer Identification No.)

235 West Galena Street

Milwaukee, Wisconsin 53212-3948

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (626) 385-5777

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

First Pacific Advisors, LP (“FPA”), the investment adviser to Source Capital (NYSE: SOR) (the “Fund”), announced its nomination for the 2026 US Morningstar Awards. This matter is more fully described in the press release published on March 27, 2026, which is attached to this Current Report on Form 8-K as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated March 27, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Source Capital
(Registrant)

/s/ Diane Drake
Name: Diane Drake
Title: Secretary

Dated: March 27, 2026

Exhibit No.	Description

99.1	Press release dated March 27, 2026